                                                                   Exhibit 10(c)

                         MONTHLY SERVICER'S CERTIFICATE

                              CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: June 2002



CURRENT BILLING MONTH        6/4/02 - 7/2/02                                            COLLECTION CURVE 100%

 STANDARD BILLING FOR PRIOR BILLING MONTH
Residential Total Billed                                                  $92,302,934
Residential SECURITIZATION CHARGE (SC) Billed                              $1,202,260           1.303%

Commercial Total Billed                                                   $76,100,205
Commercial SECURITIZATION CHARGE (SC) Billed                               $1,352,373           1.777%

Industrial Total Billed                                                   $53,999,175
Industrial SECURITIZATION CHARGE (SC) Billed                               $1,487,957           2.756%

YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
Non-Residential Customer Net Write-offs                                      0.310%
Residential Customer Net Write-offs                                          0.350%
Total Net Write-offs                                                         0.320%



AGGREGATE SC COLLECTIONS

TOTAL SC REMITTED FOR BILLING MONTH
Residential Class SC Collected                                             $1,233,797
Commercial Class SC Collected                                              $1,336,891
Industrial Class SC Collected                                              $1,633,088

Total SC Collected                                                         $4,203,776


Aggregate SC Remittances for December BILLING MONTH                        $1,632,249
Aggregate SC Remittances for January BILLING MONTH                         $3,523,090
Aggregate SC Remittances for February BILLING MONTH                        $4,133,025
Aggregate SC Remittances for March BILLING MONTH                           $4,173,765
Aggregate SC Remittances for April BILLING MONTH                           $4,303,958
Aggregate SC Remittances for May BILLING MONTH                             $3,855,516
Aggregate SC Remittances for June BILLING MONTH                            $4,203,776
TOTAL CURRENT SC REMITTANCES                                              $25,825,379



CURRENT BILLING MONTH        6/4/02 - 7/2/02                                             COLLECTION CURVE 100%
CALCULATED SC COLLECTED AMOUNT
RESIDENTIAL
A-1 Residential SC Collected                                              $1,172,600
A-3 Residential T.O.D. SC Collected                                           $5,173
A-4 Alternate Residence SC Collected                                         $28,676
A-5 Residential Farm/Life Support SC Collected                               $27,348

TOTAL RESIDENTIAL SC COLLECTED                                            $1,233,797

COMMERCIAL
B-1 General Primary   (041) SC Collected                                     $18,836
B-General Secondary   (010) SC Collected                                    $238,066
C- General Secondary   (011) SC Collected                                   $482,490
D-General Primary   (018) SC Collected                                      $318,416
F-Primary High Load Factor   (032) SC Collected                              $70,392
GH-General Service Heating   (013) SC Collected                               $4,610
H- Water Heating Service   (014) SC Collected                                   $544
L-1 General Energy-Only Street Lighting SC Collected                          $2,487
L-2 General Service (Cust Owned) St Light SC Collected                        $3,451
L-3 General Service (Co Owned) St Light SC Collected                         $10,595
L-4 General Service Outdoor Lighting Commercial SC Collected                  $1,476
PS-1 General Secondary Public Pumping SC Collected                            $8,324
PS-2 General Primary Public Pumping SC Collected                              $6,702
PS-3 General Optional Primary Public Pumping SC Collected                    $38,765
R-1 General Secondary Resale SC Collected                                        $65
R-2 General Secondary Resale SC Collected                                       $950
R-3 General Primary Resale SC Collected                                      $30,865
ROA-P Retail Open Access Primary (110) SC Collected                          $75,984
ROA-S Retail Open Access Secondary Com SC Collected                           $8,450
SC - Special Contract Commercial SC Collected                                 $1,964
SPEC Grand Rapids Special Contract SC Collected                               $3,290
UR-General Unmetered SC Collected                                            $10,169

TOTAL COMMERCIAL SC COLLECTED                                             $1,336,891

INDUSTRIAL
B-1 General Primary   (042) SC Collected                                     $19,207
B-General Secondary   (020) SC Collected                                     $36,740
C- General Secondary   (021) SC Collected                                    $75,519
CG-Cogeneration/Small Power Production Purchase SC Collected                  $2,083
D-General Primary   (028) SC Collected                                      $667,747
F-Primary High Load Factor   (033) SC Collected                             $103,575
GH-General Service Heating   (023) SC Collected                                  $55
GMD General Motors SC Collected                                              $69,331
GMF General Motors SC Collected                                             $137,209
GMF-1 General Motors SC Collected                                            $16,420
GMJ-1 General Motors SC Collected                                            $10,610





CURRENT BILLING MONTH        6/4/02 - 7/2/02                                              COLLECTION CURVE 100%
H- Water Heating Service   (024) SC Collected                                     $1
I-General Primary Interruptible   (034) SC Collected                          $3,761
J-1General Alternative Electric Metal Melting SC Collected                   $52,963
J-General Primary Electric Furnace   (037) SC Collected                       $6,055
L-4 General Service Outdoor Lighting Industrial SC Collected                     $84
ROA-P Retail Open Access Primary (111) SC Collected                         $297,156
ROA-S Retail Open Access Secondary Ind SC Collected                           $1,610
SC - Special Contract Industrial SC Collected                               $132,962

TOTAL INDUSTRIAL SC COLLECTED                                             $1,633,088

TOTAL SC COLLECTED                                                        $4,203,776



Executed as of this 17th day of July 2002.

                                                 CONSUMERS ENERGY COMPANY
                                                 AS SERVICER



                                                     /s/ Glen Barba
                                                 ------------------------------
                                                      Glenn Barba, Controller



CC:      Consumers Funding LLC
         Suite M-1079
         212 W. Michigan Ave
         Jackson, Mi  49201